Exhibit 10.5

FOURTH AMENDMENT TO PURCHASE AGREEMENT

This Fourth Amendment to Purchase Agreement (this “Amendment”) is dated March 23, 2022 (the “Effective Date”), by and between KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation (“Seller”) and CAI INVESTMENTS SUB SERIES 100, LLC, a Nevada limited liability company, and/or its permitted assignee (“Buyer”).

RECITALS

WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale of Real Property dated as of December 22, 2022 (as amended by that First Amendment to Purchase Agreement dated January 21, 2021, that Second Amendment to Purchase Agreement dated January 24, 2022, and that Third Amendment to Purchase Agreement dated January 26, 2022 (the “Third Amendment”; collectively, the “Agreement”), for that certain property located at 2700 West Front Street, Statesville, North Carolina as further described in the Agreement; and

WHEREAS, Buyer and Seller desire to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, Buyer and Seller hereby agree to amend the Agreement as follows:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2. Lease.

(a) Exhibit C to the Agreement (i.e., the form of Lease) is hereby deleted and replaced with Exhibit C attached hereto.

(b) At Closing, Seller and Buyer agree to cause the execution of (i) that Memorandum of Lease in the form of Exhibit C-1 attached hereto and (ii) Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit C-2 attached hereto.

3. Letter Agreement. At Closing, Seller and Buyer agree to execute that Letter Agreement in the form of Exhibit D attached hereto.

4. Preferred Equity Documents.

(a) At Closing, Seller and Buyer (or its assign) agree to execute and deliver the Limited Liability Company Agreement of CAI Investments Medical Products I Parent, LLC in the form of Exhibit E attached hereto.

(b) At Closing, Buyer shall cause the Guaranty to be executed and delivered in the form of Exhibit F attached hereto.

(c) At Closing, Buyer shall cause the Trust Agreement of CAI Investments Medical Products I, DST to be executed and delivered in the form of Exhibit G attached hereto.

(d) At Closing, Buyer shall cause the Loan Agreement with Bank of Montreal as “Lender” to be executed and delivered in the form of Exhibit H attached hereto.

5. Property.

(a) Section 1(e) of the Agreement is hereby deleted and replaced with the following: “Property” shall mean: (a) that certain property located at 2700 West Front Street in Statesville, North Carolina, being also known as Iredell County Tax Parcel 4724791244.000, together with all improvements therein (including, without limitation, that +/- 416,299 square foot building thereon); and (b) all right, title and interest of Seller in and to all easements, licenses, rights and appurtenances relating to any of the foregoing.”

(b) Exhibit A to the Agreement and Exhibit A to the Lease attached as Exhibit C of the Agreement are hereby deleted and shall be replaced with the legal description of the Property as described in the Deed being simultaneously delivered from Seller to Buyer in connection with Closing and included in Buyer’s approved title proforma.

(c) The second and third sentences of Section 10(a) of the Agreement are hereby deleted and replaced with the following: “The legal description to be used in the Deed shall be derived from the Survey. Buyer shall cause the Survey to be certified to Buyer, Seller and such other parties as Buyer may request.”

6. Ratifications. Except as specifically modified and amended herein, all terms, provisions, conditions, and exhibits contained in the Agreement are hereby reinstated, confirmed, ratified, and shall remain unmodified and in full force and effect. In the event that any provision of this Amendment shall conflict with the terms of the Agreement, the terms of this Amendment shall govern and control. Seller hereby certifies to Buyer that Buyer is not in default of the Agreement as of the Effective Date, and Seller hereby agrees that Seller is estopped from claiming any breach of the Agreement due to circumstances that occurred prior to the Effective Date or facts that were known to Seller prior to the Effective Date. Buyer hereby certifies to Seller that Seller is not in default of the Agreement as of the Effective Date, and Buyer hereby agrees that Buyer is estopped from claiming any breach of the Agreement due to circumstances that occurred prior to the Effective Date or facts that were known to Buyer prior to the Effective Date.

7. Counterparts; Signatures. This Amendment may be executed in any number of counterparts. Signatures to this Amendment transmitted by email or other electronic means shall be treated as originals in all respects for purposes of this Amendment.

8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. Time of the Essence. Time is of the essence with respect to this Amendment and the Agreement.

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IN WITNESS WHEREOF, this Amendment is executed as of the Effective Date.

SELLER:

KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation

By:
Name:
Title:

BUYER:

CAI INVESTMENTS SUB SERIES 100, LLC, a Nevada limited liability company

By:	/s/ Christopher Beavor
Name:	Christopher Beavor
Title:	Manager

IN WITNESS WHEREOF, this Amendment is executed as of the Effective Date.

SELLER:

KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation

By:	/s/ Donald T Gardner III
Name:	Donald T Gardner III
Title:	CFO

BUYER:

CAI INVESTMENTS SUB SERIES 100, LLC, a Nevada limited liability company

By:
Name:
Title: